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}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                            Growth Mergers, Inc.                            }{
}{                                                                            }{
}{             INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA             }{
}{           100,000 SHARES COMMON STOCK AUTHORIZED, $0.01 PAR VALUE          }{
}{                                                                            }{
}{               NUMBER                                     SHARES            }{
}{  This         ------                                     ------            }{
}{  certifies                                                                 }{
}{  that                                                                      }{
}{                                                                            }{
}{                                                                            }{
}{  is the owner of                                                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF          }{
}{                                                                            }{
}{                            Growth Mergers, Inc.                            }{
}{                                                                            }{
}{ transferable on the books of the corporation in person or by duly}{ }{ authorized attorney upon surrender of this certificate properly endorsed.}{ }{ This certificate and the shares represented hereby are subject to the laws}{ }{ of the State of Nevada, and to the Certificate of Incorporation and Bylaws}{ }{ of the Corporation as now or hereafter amended. This certificate is not}{
}{ valid unless  countersigned  by the Transfer  Agent.                       }{
}{ WITNESS the facsimile seal of the Corporation and the signature of its duly}{
}{ authorized officers                                                        }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{ DATED                                                                      }{
}{                The shares of stock represented by this certificate have not}{
}{                been registered under the Securities Act of 1933, as amended}{
}{      (SEAL)    and  may  not  be  sold  or  otherwise   transferred  unless}{
}{                compliance with the registration  provisions of such Act has}{
}{                been made or unless  availability  of an exemption from such}{
}{                registration provisions has been established, or unless sold}{
}{                pursuant to rule 144 under the Seccurities Act of 1933.     }{
}{                                                                            }{
}{                                                                            }{
}{        /s/ Winston Barta                                                   }{
}{             PRESIDENT/                                                     }{
}{             SECRETARY                                                      }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
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